2019 D.A. Davidson West Coast Bank Tour Los Angeles August 14, 2019 1

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance and perceived opportunities in the market. Forward‐looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts” or similar expressions. With respect to any such forward‐looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward‐looking statements. The risks and uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset‐ liability matching risk; liquidity risks; risk of significant non‐earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; and regulatory risks associated with current and future regulations. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10‐K and Quarterly Report on Form 10‐Q. The Company does not undertake, and specifically disclaims any obligation, to update any forward‐looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Presentation Index Company Overview Slide 4 Financial Highlights & Earnings Performance Slide 10 Loan Trends Slide 17 Asset Quality Slide 23 Deposit Trends Slide 25 Franchise Value Slide 27 Appendix Slide 34 3

Company Overview 4

Bank of Hope’s Roots 39 Years of Service in Los Angeles Saehan Bank  Nov 2013 Foster Bank  Aug 2013 BankAsiana 2nd Merger of Equals  Oct 2013 Pacific  July 29, 2016 International  Bank  Feb 2013 1st Merger of Equals  Nov 2011 Mirae Bank Jun 2009 Innovative Bank  Apr 2010 Liberty Bank of  New York  Asiana Bank  May 2006 Aug 2003 (Established 1986 (Established 1989 (Established 1980 in Los Angeles) in Los Angeles) in Los Angeles) 5

Company Profile Today

- **Only super regional Korean-American bank in the nation**
  - 3rd largest Asian-American bank in the U.S.[1]
  - 6th largest bank headquartered in Los Angeles[1]
  - 88th largest financial institution in the U.S.[2]
  - 12th largest SBA lender in the country by volume[3]
  - Only Korean-American bank with presence in Korea
  - Only Korean-American bank (formerly known as BBCN Bank) ever to be listed on Forbes' list of "**Best Banks in America**"

    2013 • 2014 • 2015 • 2016 • 2017 • 2018 • 2019
- **Leading national presence with full-service branch operations in 9 states**
  (strategically located in high density Asian-American communities)
  - Presence in 2 additional states with specialized Loan Production Offices
- **Seasoned and experienced management and board**

Hope Bancorp, Inc. *(Holding Company of Bank of Hope as of 6/30/2019)*	
Total Assets	**$15.3 billion**
Loans Receivable	**$12.0 billion**
Total Deposits	**$12.2 billion**

Bank of Hope

Bankers. Experts. Neighbors.

"We are committed to improving the value of our services as ***BANKERS***, providing comprehensive financial solutions as ***EXPERTS***, and being good ***NEIGHBORS*** that foster growth for our customers and communities."

1 Source: S&P Global (formerly SNL)
2 Source: Federal Reserve Statistical Release as of June 30, 2018; Insured U.S.-chartered commercial banks ranked by consolidated assets
3 Source: SBA national lender rankings as of September 30, 2018

Hope Bancorp

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National Geographic Presence Nationwide footprint with meaningful presence, providing full banking services  to the largest Asian‐American communities in the U.S. Seattle (4 branches       + 1 SBA LPO      + 1 commercial  lending LPO) Portland  New York/  SBA LPO New Jersey Illinois (10 branches + 1  Northern  (5 branches) SBA LPO + 2  California commercial  lending LPOs) (2 branches + 1 SBA LPO                DC Metro + 1 commercial  Denver LPO lending LPO) (2 branches) Atlanta LPO Southern  California (30 branches +       Texas 3 Residential  (4 branches +  Mortgage LPOs) 2 SBA LPOs) Alabama (1 branch) 7

Corporate Social Responsibility Highlights 1 OUT OF 2 1200 HOURS $3.01 BILLION 1 out of 2 Bank of Hope branches  Nearly 1200 hours of                          $3.01 billion                                        located in low‐to‐moderate  CRA‐reportable                            of loans funded                                income areas volunteer hours in 2018 $500 MILLION $10 MILLION $2.0 MILLION $500 million of                                   $10 million of                      $2.0 million of contributions                  CRA‐reportable small business  donations and sponsorships             to the Hope Scholarship  lending in 2018 over last 10 years Foundation since 2001 In addition to financing economic growth, we believe our responsibilities include                       helping the communities in which we live and work to grow and flourish                                   through volunteerism and philanthropy.  8

Executive Leadership



We are proud to have one of the strongest leadership teams among Asian-American banks.
Leadership
Risk Management
Operations Oversight
Business Leadership

David Song
EVP, Credit Administration

Peter Koh
EVP, Chief Credit Officer

Richard Marshall
EVP, Credit Administration

Thomas Stenger
EVP, Chief Risk Officer

Lisa K. Pai
EVP, General Counsel

Karen Craigmile
EVP, Chief Internal Audit Executive

Daniel H. Kim
EVP, Chief Strategy & Administrative Officer

Young K. Lee
EVP, Chief Human Resource Officer

David P. Malone
President & Chief Operating Officer

Alex Ko
EVP, Chief Financial Officer

Hung Van
EVP, Chief Information Officer

David W. Kim
EVP, Midwest Regional President

Janette Mah
EVP, Chief Mortgage Banking Officer

Kyu S. Kim
Senior EVP, Eastern Regional President

Jason Kim
EVP, Western Regional President

Kenneth Logan
EVP & Head of Residential Finance

Kevin S. Kim
Chairman & Chief Executive Officer

Hope Bancorp

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Financial Highlights & Earnings Performance 10

Balance Sheet Growth Loans Receivable Total Deposits Total Assets $15.31 $15.34 $14.21 $ Billions $ Billions $ Billions $13.44 $12.10 $11.98 $12.16 $12.17 $11.10 $10.54 $10.64$10.85 $7.91 $6.25 $6.34 $7.14 $5.57 $5.69 2014 2015 2016 2017 2018 1H19 2014 2015 2016 2017 2018 1H19 2014 2015 2016 2017 2018 1H19 19% 18% 19% 4.5‐Year 4.5‐Year 4.5‐Year CAGR CAGR CAGR 11

Solid Earnings Performance Revenues Net Income $189.6 $547.8 $548.1 $ millions $ millions $139.4 $415.2 $113.7 $98.8 1 $88.6 $92.3 2 $310.8 $316.7 $85.4 $278.0 1 $260.5 2 2014 2015 2016 2017 2018 6 Mos 6 Mos 2014 2015 2016 2017 2018 6 Mos 6 Mos 2018 2019 2018 2019 15% 21% 4‐Year 4‐Year CAGR CAGR 1 6 Mos 2018 Revenues and Net Income include pre‐tax gain on sales of SBA loans of $6.9 million. 2 6 Mos 2019 Revenues and Net Income includes $0 of gain on sales of SBA loans. 12

Q2 2019 Financial Highlights  Net income of $42.7 million, or $0.34 per diluted common share  Net interest margin declined 8bps Q‐o‐Q to 3.31%; compression of core net interest margin  Earnings &  excluding purchase accounting adjustments moderated to a 6bps decrease from a 7bps decrease in  Net  1Q19 Income Profitability  Noninterest expense fairly consistent with prior quarters, notwithstanding ongoing long‐term  investments in the organization $42.7MM  New loan originations funded of $504 million exemplify Company’s targeted mix of higher‐yielding  Loan  loans  CRE loans accounted for 50% of new loan production; C&I 35%; and residential mortgage 15% Diluted  Production  Average rate on new loans was 5.46%, representing a 6bps decrease from 1Q19 as a result of the  EPS lower rate environment $0.34  Total deposits declined 1% Q‐o‐Q but demonstrated a favorable mix shift to lower‐cost deposits  Increases in noninterest bearing demand deposits, savings and MMAs, offset by decreases in  higher‐cost time deposits Gross Deposits  Increase in cost of deposits moderated significantly, up 5bps in 2Q19 versus 17bps in 1Q19,  reflecting progress with deposit initiatives Loans  Positively trending repricing gap on time deposit renewals, 18bps in 2Q19 versus 50bps in 1Q19 $12.0B  Net loans‐to‐deposits stable at 97.7% as of 6/30/2019  Across‐the‐board improvement in all asset quality categories highlighted by a 25% decrease in  nonaccrual loans and a 9% reduction in total criticized loans  Deposits  Improvements driven by active resolution of problem credits identified in 1Q19 and fiercer  Asset Quality competitive environment enabling the payoff of some lower‐rated credits $12.2B  Credit losses remain minimal with net charge offs of $1.4 million, or 5bps of average loans  annualized 13

Net Interest Income and Margin Key Net Interest Income Drivers Net Interest Income & NIM Average Loans & Yield  ($ millions) ($ billions) $126.4 $11.9 $12.1 $12.0 $123.3 $123.1 $11.8 $122.8 $121.9 $11.4 5.31% 5.32% $120.1 $119.6 $10.9 $11.1 $10.7 5.16% 5.21% $10.5 $116.8 3.84% $117.2 3.83% 3.66% 3.61% 5.07% 5.12% 5.16% 3.47% 3.41% 3.39% 5.04% 3.31% 4.89% 3.75% 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Avg Loans Yield Net Interest Income NIM Average Interest Bearing Deposits &   2Q19 NII decreased slightly Q‐o‐Q reflecting slight decrease in  Cost of Deposits average loans coupled with lower NIM $9.2 $9.1 ($ millions) $8.8 $9.0 $8.5  Net interest margin declined 8bps to 3.31% $8.2 $7.8 $7.9 $7.8 1.57% 1.62% 1.40% – Compression of core net interest margin excluding  1.24% 0.91% 1.06% purchase accounting adjustments moderated to a  0.75% 0.80% 0.68% 6bps decrease from a 7bps decrease in 1Q19  The increase in cost of deposits continued to moderate, up 5  2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 bps in 2Q19, versus 17bps in 1Q19 Average Interest Bearing Deposits Cost of Deposits  Repricing gap on time deposit renewals continued to improve  at 18bps in 2Q19, compared with 50bps in 1Q19 PAA = Purchase accounting adjustments 14

Noninterest Income



Noninterest Income
($ millions)
$16.1
$16.2
$16.5
$19.9
$15.3
$13.5
$11.6
$11.4
$12.3
$7.3
$6.6
$7.3
$10.4
$6.7
$6.1
$6.2
$6.4
$6.7
$0.4
$0.8
$0.3
$1.3
$1.2
$0.4
$0.5
$0.4
$0.4
$0.7
$0.1
$1.1
$3.3
$3.6
$2.6
$3.5
$3.5
$2.3
$5.2
$5.2
$5.0
$4.8
$4.6
$4.6
$4.6
$4.3
$4.4
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
Service fees on dep accts
Gain on sale of SBA loans
Gain on sale of other loans
Gain on sale of securities
Other income and fees

- Noninterest income increased to $12.3 million in 2Q19 from $11.4 million in 1Q19, largely reflecting higher net gains on loan sales

Quarter-over-Quarter Gain-on Sale Variance

- Sold $76 million of residential mortgage loans to secondary market
- Net gain-on-sale of mortgage loans of $1.1 million in 2Q19 versus $741,000 in 1Q19
- Repositioned investment securities, which resulted in gain of $129,000 in 2Q19, versus $0 in 1Q19

Strategy Shift to SBA Loan Retention

- Mid-4Q18: Company discontinued selling SBA loans to the secondary market for an immediate gain on sale
- Retention of higher-yielding SBA loans benefits net interest income longer term
- Impact of retaining SBA loans *(assuming $50 million retained each quarter)*
  - Near term net gain on sale sacrificed for approximately 7 quarters at which point interest income will offset any loss of gain on sales
  - Estimated $850,000 additional interest income each quarter from retained SBA loans
  - Estimated 1.2 bps positive impact to NIM each quarter

Hope Bancorp

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Noninterest Expense and Efficiency

Noninterest Expense and Efficiency Ratio


($ millions)
$64.0
$61.8
$73.0
$68.5
$71.6
$67.5
$70.2
$70.8
$71.4
48.17%
44.32%
51.12%
48.92%
51.87%
49.38%
52.57%
54.06%
55.11%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Noninterest Expense
Efficiency Ratio

Breakdown of Noninterest Expense and FTE


($ millions)
$29.1
1,378 FTE
$25.9
1,463 FTE
$33.3
1,470 FTE
$29.1
1,502 FTE
$31.1
1,491 FTE
$30.5
1,512 FTE
$33.6
1,494 FTE
$30.4
1,468 FTE
$32.1
1,446 FTE
$34.9
$36.0
$39.7
$39.4
$40.6
$37.0
$36.6
$40.4
$39.3
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Compensation
Other
FTE

Noninterest Expense to Average Assets


($ billions)
$13.5
$13.7
$14.0
$14.2
$14.6
$15.0
$15.2
$15.3
$15.2
1.90%
1.80%
2.08%
1.93%
1.96%
1.80%
1.85%
1.85%
1.88%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Average Assets
NIE to Avg Assets Annualized

- Noninterest expense increased slightly to $71.4 million in 2Q19 from $70.8 million in 1Q19
  - Compensation expenses declined by 3% Q-o-Q
  - Professional fees increased by $600,000 reflecting higher CECL implementation fees and ongoing investments
  - $900,000 increase in credit-related expenses, which tends to be volatile and included forced insurance and higher legal collection fees in 2Q19
- Annualized noninterest expense to average assets of 1.88% in 2Q19, up 3bps from 1.85% in 1Q19

Hope Bancorp

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Loan Trends 17

Loan Production & Portfolio Trends



New Loan Originations Funded
($ millions)
4.56% 4.40% 4.42% 4.64% 4.79% 4.97% 5.22% 5.52% 5.46%
$725.1 $610.9 $663.5 $764.3 $792.3 $784.1 $667.3 $442.0 $503.9
$85 $120 $194 $181 $182 $168 $167 $71 $75
$190 $132 $85 $236 $285 $138 $155 $135 $176
$450 $359 $385 $347 $325 $478 $346 $236 $253
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
CRE C&I Consumer Average Rate



Loan Portfolio Composition
4%
19%
77%
9/30/2016
(First quarter after MOE)
8%
20%
72%
6/30/2019

- New loan originations funded increased to **$504 million**; new loan commitments of $597 million
  - Lower Y-o-Y new loan volumes reflect more selective stance on CRE originations, focus on growing C&I and SBA loan portfolios, and shift in strategy to originating residential mortgage loans for sale
- Well diversified mix of loan originations representing targeted mix of higher-yielding loans
  - 50% CRE
  - 35% C&I
  - 15% Consumer
- C&I production of $176 million reflects continued success in banking middle-market commercial borrowers
- Significantly higher payoffs and pay downs of $599 million versus $364 million in 1Q19, with higher payoffs largely driven by very aggressive pricing as probability increased for lower interest rates and workout of problem credits identified in preceding quarter
- SBA loan production of $37 million of which $32 million was 7(a)
- Residential mortgage originations of $74 million, up from $64 million in 1Q19

Hope Bancorp

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Loan Portfolio by Region $11.98 Billion  (as of 06/30/2019) Southern California • 1986:  Founded by Los Angeles‐based Korean‐ Others American investors 12% Northern California • 1997:  Expanded de novo into Northern California;  Pacific  Acquired Asiana Bank in 2003 Texas Northwest 4% Eastern Region 3% • 1998:  Expanded into New York/New Jersey  Midwest through multiple acquisitions 3% Southern  Midwest California • 2004:  Expanded into Chicago through branch  57% Eastern  acquisition; Acquired Foster Bank in 2013 Region Pacific Northwest 14% • 2005:  Expanded de novo into Seattle; Acquired  Northern  Pacific International Bank in 2013 California Southwest and Southeast 7% • 2016:  Expanded into Texas, Georgia and Alabama  through merger with Wilshire Bancorp Diverse national footprint spreads credit risk and provides greater growth opportunities Note: Region based on collateral location 19

Loan Portfolio Composition $11.98 Billion Total Portfolio (as of 06/30/2019) Consumer Outstanding $913.1B Consumer 8% Average Size $595MM Owner‐ Average Yield 4.09% Occupied  CRE C & I 23% 20% CRE C&I Outstanding $8,630.9B Outstanding $2,432.1B Average Size $1,512MM Average Size $512MM Nonowner‐ Average Rate 5.32% Average Yield 5.18% Occupied  CRE 49% 20

Portfolio Diversification as of 06/30/2019 CRE Portfolio  C&I Portfolio $8.63 Billion $2.43 Billion Hotel &  Manufacturing Motel All Others 14% 19% 23% All Others 30% Wholesale  Trade 23% Mixed Use Retail ‐ Multi 9% 20% Gasoline Stations 5% Office  Building Health Care & Social  7% Assistance Supermarkets Gas Station  Industrial &  5% 6% & Car Wash Warehouse Restaurant Warehouse  11% 11% 5% Line 12% Note:  All Others includes property types representing less than 7% of total CRE portfolio,  Note:  All Others includes business types representing less than 5% of total C&I portfolio,  including: 5+ Residential, Church, Golf Course, Retail‐Single, and Other smaller segments. including: Hotel/Motel, Information, Laundries & Drycleaners, Liquor Store, RE and Leasing,  Retail, Services, Transportation and Other smaller segments. 21

Loan Portfolio Rate Mix as of 06/30/2019 Fixed / Variable Breakdown Variable Rate Loan Base Index Other * Libor Based 10% 27% Variable @4.53% 2 Hybrid 1 38% @4.63% 2 37% @5.72% 2 @4.55% 2 Prime  Fixed Based 25% 63% @4.67% 2 @6.38% 2 1 Hybrid loans have fixed interest rates for a specified period and then convert to variable  interest rates (fixed as of 06/30/2019) * Other consists of loans with indexes based on FHLB, FRB, US Treasury rates or other  2 The weighted average rate as presented excludes loan discount accretion and interest  interest rate indexes rates on nonaccrual loans New Loan Fixed/Variable  Maturity and Repricing Schedule and Average Rate 5.52% Fixed Maturity Hybrid Repricing 5.22% 5.46% 4.86% 4.79% 4.97% $1,730 4.56% 4.40% 4.64% $1,407 $1,476 42% 34% $1,143 $1,165 40% $1,074 43% 26% 31% $726 49% $1,000 42% $550 $661 $792 41% 74% 58% 66% 69% $246 57% 60% $680 $655 51% 59% 58% $303 $482 $476 $373 2019 2020 2021 2022 2023 > 2023 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Fixed Variable Avg Rate 22

Asset Quality 23

Asset Quality



Nonperforming Assets
($ millions)
$124.3 $125.7 $125.2 $137.9 $129.1 $118.2 $113.0 $138.5 $111.7
$21.8 $17.2 $10.8 $8.3 $8.7 $9.0 $7.8 $6.3 $5.6
$102.5 $108.5 $114.4 $129.6 $120.4 $109.2 $105.2 $132.2 $106.0
0.90% 0.89% 0.88% 0.95% 0.87% 0.78% 0.74% 0.90% 0.73%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
NPLs
OREO
NPAs/Total Assets



Provision Expense & Net Charge Offs
($ millions)
$2.8 $5.4 $3.6 $2.5 $2.3 $7.3 $2.8 $3.0 $1.2
0.05% 0.07% 0.10% 0.02% -0.04% 0.22% 0.03% 0.02% 0.05%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Provision Expense
Net Charge Offs (Recoveries) (annualized)



Criticized Loans
($ millions)
$566.5 $573.3 $568.5 $540.7 $497.2 $520.5 $481.4 $558.6 $510.3
$315.4 $348.1 $353.6 $344.6 $357.7 $302.7 $318.3 $353.2 $323.8
5.24% 5.23% 5.12% 4.79% 4.26% 4.36% 3.98% 4.63% 4.26%
$251.1 $225.2 $214.9 $196.1 $139.5 $217.8 $163.1 $205.4 $186.5
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Classified
Special Mention
Total Criticized Loans as a % of Gross Loans

- Across-the-board improvements in all asset quality categories
  - 25% decline in nonaccrual loans led to 20% decrease in total nonperforming loans
  - Total criticized loans down 9% Q-o-Q
- Improvements driven by payoffs of lower-rated credits and workout efforts of problem loans identified in 1Q19
- Any potential loss exposure from problem credits identified in 1Q19 remain minimal
- Credit losses continued to be minimal, with net charge offs of $1.4 million, or 5bps of average loans on an annualized basis in 2Q19
- Underlying health of broader portfolio remains solid

Hope Bancorp

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Deposit Trends 25

Deposit Trends

Deposit Composition



($ billions)
$10.96 $10.99 $10.85 $11.51 $11.73 $12.05 $12.16 $12.25 $12.17
$4.10 $4.01 $4.27 $4.77 $5.18 $5.55 $5.87 $5.99 $5.68
$0.28 $0.24 $0.24 $0.23 $0.23 $0.23 $0.23 $0.22 $0.24
$3.57 $3.69 $3.33 $3.45 $3.28 $3.25 $3.04 $3.09 $3.24
$3.02 $3.05 $3.00 $3.05 $3.04 $3.02 $3.02 $2.95 $3.01
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
DDA MMA Savings Time

- Total end-of-period deposits decreased 1% Q-o-Q
- Favorable shift in deposit mix with increases in lower-cost deposits and decreases in time deposits
  - 2% increase in noninterest bearing deposits Q-o-Q
  - 5% increase in MMA balances Q-o-Q
- Net loan-to-deposits stable at 97.7% at 6/30/19, versus 97.6% as of 3/31/19
- Repricing gap on time deposit renewals continued to improve at 18bps in 2Q19, compared with 50bps in 1Q19
- Deposit gathering and cost containment strategies remain a **top priority**

Net Loans to Deposits



$12.5B
$12.0B
$11.5B
$11.0B
$10.5B
$10.0B
98.16% 99.07% 101.85% 97.65% 98.92% 98.39% 98.97% 97.64% 97.68%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Net Loans Deposits LTD Ratio

CD Renewal Repricing Gap



0.10% 0.13% 0.22% 0.25% 0.22% 0.19% 0.10%
0.33% 0.51% 0.65% 0.85% 0.69% 0.50% 0.18%
4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
CD Renewal Repricing Gap
QTD Change in Avg CD Rate

DDA = Noninterest bearing demand deposits
MMA = Money market account deposits

Hope Bancorp

26

Franchise Value 27

The Representative Bank of the Korean-American Community Total Assets Net Loans Total Deposits $29.73 Billion $23.12 Billion $24.58 Billion As of 6/30/2019 As of 6/30/2019 As of 6/30/2019 52% 51% 50% Bank of Hope Hanmi Bank Pacific City Bank Metro City Bank Commonwealth Business Bank Open Bank First IC Bank Noah Bank US Metro Bank NewBank NOA Bank New Millennium Bank UniBank Ohana Pacific Bank 28

Strong Shareholder Returns & Capital Strong Dividend Robust Capital Position  Yield: 4.22% (06/19) $0.14 $0.14 $0.14 $0.14  Payout Ratio: 39.72% (ttm) (as of 06/30/2019) $0.13 $0.13 $0.13 $0.13 $0.12 $0.12 $0.12 13.42% $0.11 $0.11 $0.11 $0.11 $0.11 $0.10 $0.10 $0.10 $0.10 11.90% 10.94% 10.21% $0.075 $0.075 $0.075 $0.075 10.00% $0.05 $0.05 $0.05 6.50% 5.00% Total Risk‐ Tier 1 Tier 1 Tangible Based Capital Leverage Common Common Ratio Capital Ratio Equity Ratio Equity/ Active Stock Buybacks Tangible Assets Capital in Excess of Minimum Standard  Aggregate $150 million, or approximately 9 million shares, repurchased in 2018,  reducing shares outstanding by 6.6% Minimum Guideline for Well Capitalized Institutions  New $50 million stock repurchase plan launched Q3 2019 29

Unique Growth Opportunities Increasing Korean Investment           South Korean Companies Among  in the U.S. Top Foreign Investors in the U.S. • Hyundai Motor and Kia Motors announced Jan 2017  ($ billions) plans to spend $3.1 billion in U.S. in the next 5 years $103.2  – 250‐plus Korean‐national companies in Hyundai and  (2017) Kia supply chains with operations in Georgia and  Alabama – 28 Tier‐1 Hyundai/KIA suppliers with $1MM‐$2MM in  DDA $50.3 • Lotte Chemical investing $3.1 billion in  (2016) petrochemical facility in Louisiana 2 • Hankook Tire building new $800 million factory in  $30.8 Tennessee (2015) • LG Electronics  – $250 million investment to build U.S. Home Appliance  Factory in Tennessee – $300 million LG North American Headquarters in  Englewood Cliffs, NJ As the only super regional Korean‐American bank, Bank of Hope is uniquely  positioned to provide banking services to a growing number of South Korean  companies operating in the U.S. 30

2019 Key Priorities Profitable Growth – •New TMS leadership actively engaging front line to build new core deposit relationships •Targeting existing commercial customers rich in deposits Better Deposit Cost  •Rebuilding online banking platform Management •Redesigned frontline incentive compensation programs dependent on core deposit gathering results •Shifting focus of residential mortgage originations to sellable loans and may sell portions of existing  Profitable Growth – portfolio, resulting in stable to potentially decreased consumer portfolio  •Preference for higher‐yielding variable rate C&I and SBA originations Better Loan Yields •Growth in loan portfolio closely tied to core deposit growth Profitable Growth – •Tightly managing expenses and improving operating efficiencies •Branch rationalization plan to provide $1.9 million in annualized cost saves partially beginning in Q2 2019 Better Efficiencies •Continuing to look at all areas of operations to identify additional opportunities to enhance cost structure •Committed to enhancing shareholder returns while maintaining strong capital ratios that support  Capital Management continued growth for the long term 31

Near-Term Outlook & Strategies  Continuation of positive trends from first half of 2019  Favorable shift in mix of new loan production favoring higher‐yielding loans  Gaining more traction with deposit gathering initiatives, leading to improved deposit mix and better deposit cost management  Stable asset quality, supported by disciplined underwriting, constant monitoring and proactive action  Improved expense management  Full‐year loan growth guidance revised to 2‐3% for 2019, reflecting stronger headwinds with projection for lower interest rates and  an even fiercer competitive landscape  NIM guidance updated to reflect rapidly evolving rate environment and high probability for lower rates  25bps decline in interest rates expected to impact NIM by 5‐8bps  2019 Key Priorities remain in focus relative to the rapidly changing rate environment  Profitable Growth – Better deposit cost management  Profitable Growth – Better loan yields  Profitable Growth – Better efficiencies  Capital Management Committed to Building on Strong Foundation and Enhancing Long‐Term Shareholder Value 32

Investment Opportunity The Only Super Regional Korean‐American Bank in the Nation  Definitive leadership position as the representative bank of the Korean‐American community  National platform and solid presence across all geographic markets with largest populations of  Asian Americans  Strong, sustainable core earnings power and capital   Diversified financial institution with comprehensive offering of products and services for  commercial and consumer clients  Well positioned to progressively transition to less CRE‐focused portfolio  Only Korean‐American bank with presence in Korea  Proven history of driving consolidation in the Korean‐American banking industry 33

Appendix 34

Appendix – Q2 2019 Financial Summary ($ thousands) Q2 2019 Q1 2019 Q2 2018 Net income $ 42,681 $ 42,758 $ 47,530 Diluted earnings per share $ 0.34 $ 0.34 $ 0.36 Net interest income $ 117,221 $ 119,608 $ 122,819 Net interest margin 3.31% 3.39% 3.61% Noninterest income $ 12,287 $ 11,422 $ 15,269 Noninterest expense $ 71,371 $ 70,833 $ 71,629 Net loans receivable $ 11,883,068 $ 11,959,787 $ 11,581,559 Deposits $ 12,172,384 $ 12,249,196 $ 11,734,595 Nonaccrual loans (1)(2) $ 64,934 $ 86,637 $ 68,226 Nonperforming loans to loans receivable (1)(2) 0.89% 1.10% 1.03% ALLL to loans receivable 0.79% 0.78% 0.77% ALLL to nonaccrual loans (1)(2) 144.86% 108.75% 131.74% ALLL to nonperforming assets (1)(2) 84.24% 68.03% 69.60% Provision for loan losses $ 1,200 $ 3,000 $ 2,300 Net charge‐offs (recoveries) $ 1,351 $ 462 $ (1,120) Return on average assets (ROA)  1.12% 1.12% 1.30% Return on average equity (ROE) 8.71% 8.91% 9.89% Return on average common tangible equity (ROTCE) 11.51% 11.86% 13.18% Noninterest expensed / average assets 1.88% 1.85% 1.96% Efficiency ratio  55.11% 54.06% 51.87% (1)  Excludes delinquent SBA loans that are guaranteed and currently in liquidation. (2)  Excludes purchased credit‐impaired loans. 35

Appendix – Pre-Tax Acquisition Accounting Adjustments and Merger-Related Expenses Q2  Q3  Q4  Q1 Q2 2018 2018 2018 2019 2019 Accretion of discount on acquired performing loans $3,189 $2,969 $2,360 $2,166 $1,799 Accretion of discount on acquired credit impaired loans 5,959 5,239 4,867 5,834 6,848 Amortization of low income housing tax credits (85) (84) (85) (76) (76) Amortization of premium on acquired FHLB borrowings 352 357 357 1,280 — Accretion of discount on  acquired subordinated debt (269) (271) (272) (273) (275) Amortization of premium on acquired time deposits————— Amortization of core deposit intangibles (615) (615) (616) (557) (557) Total acquisition accounting adjustments $8,531 $7,595 $6,611 $8,374 $7,739 36